First Investors Tax Exempt Income Fund		Ticker Symbols
Summary Prospectus	May 1, 2019	Class A: FITAX
Class B: FITCX
Advisor Class: FITDX
Institutional Class: FITEX
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find this and other information about the Fund, including the statement of additional information (“SAI”) and most recent reports to shareholders, at www.firstinvestorsfunds.com/prospectuses.  You can also get this information at no cost by calling 1(800)423-4026 or by emailing investorservices@foresters.com.  The Fund’s prospectus and SAI, dated May 1, 2019, as each may be amended or supplemented, and the financial statements included in the annual report to shareholders, dated December 31, 2018, are incorporated herein by reference.

Investment Objective:  A high level of interest income that is exempt from federal income tax.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $100,000 in certain classes of shares of First Investors Funds.  More information about these and other discounts is available from your financial representative and in “Are sales charge discounts and waivers available” on page 63 of the Fund’s prospectus Appendix A to the prospectus and “Additional Information About Sales Charge Discounts and Waivers” on page II-60 of the Fund’s SAI.  You may be required to pay a commission to your financial intermediary for Advisor Class and Institutional Class shares purchased through them. Such commissions are not reflected in the tables or Example below.

Shareholder Fees (fees paid directly from your investment)	Class A	Class B	Advisor Class	Institutional Class
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.00%	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of purchase price or redemption price)	1.00%[1]	4.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Advisor Class	Institutional Class
Management Fees	0.60%	0.60%	0.60%	0.60%
Distribution and Service (12b-1) Fees[2]	0.25%	1.00%	None	None
Other Expenses	0.12%	0.19%	0.15%	0.09%
Total Annual Fund Operating Expenses	0.97%	1.79%	0.75%	0.69%

1. A contingent deferred sales charge of 1.00% will be assessed on certain redemptions of Class A shares that are purchased without a sales charge, as described further in the “What are the sales charges” section of the prospectus.
2. The expense information in the table has been restated to reflect a decrease in the 12b-1 fees for Class A shares effective as of April 1, 2019.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods and reflects conversion of Class B to Class A after eight years.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 year	3 years	5 years	10 years
Class A shares	$495	$697	$915	$1,542
Class B shares	$582	$863	$1,170	$1,889
Advisor Class shares	$77	$240	$417	$930
Institutional Class shares	$70	$221	$384	$859

You would pay the following expenses on Class B shares if you did not redeem your shares:
	1 year	3 years	5 years	10 years
Class B shares	$182	$563	$970	$1,889

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 88% of the average value of its portfolio.

Principal Investment Strategies:  Under normal circumstances, at least 80% of the Fund's net assets (plus any borrowings for investment purposes) will be invested in municipal securities that pay interest that is exempt from federal income tax and is not a tax preference item for purposes of the federal alternative minimum tax (“Tax Preference Item”).  However, the Fund may invest up to 20% of its net assets in securities that pay interest that is a Tax Preference Item.  The Fund diversifies its assets among municipal bonds and securities of different states, municipalities, and U.S. territories.

The Fund primarily invests in high quality municipal securities that are rated as, or, if unrated, are determined by the Adviser to be, investment grade at the time of purchase.  The Fund may invest in securities insured against default by independent insurance companies and revenue bonds.  The Fund also may invest in variable and floating rate securities, as well as interest rate swaps, futures and options on futures to hedge against interest rate changes and inverse floaters to produce income.

To a lesser extent, the Fund may invest in high yield, below investment grade municipal bonds (commonly known as “high yield” or “junk bonds”). The Adviser has retained Green Square Asset Management, LLC (“Green Square”) as a subadviser to manage this portion of the Fund. High yield bonds include those that are rated Baa3 or below by Moody’s Investors Service, Inc. or BBB- or below by S&P Global Ratings and unrated bonds that are determined by Green Square to be of equivalent quality. When making investment decisions, Green Square focuses on bonds that it believes can generate attractive and consistent income.

In selecting investments for the Fund, the Adviser and Green Square consider various factors, including: a security’s maturity, coupon, yield, credit quality, call protection and relative value and the outlook for interest rates and the economy. The Adviser or Green Square may sell a security for various reasons, including to replace it with a security that offers a higher yield or better value, respond to a deterioration in credit quality, or raise cash.  The Adviser generally considers any capital gains or losses that may be incurred upon the sale of an investment.  In addition, the Adviser considers the duration of the Fund’s portfolio when deciding whether to buy or sell a security.

Typically, the securities purchased by the Fund will have maturities of eight years or more, but the Fund may invest in securities with any maturity.

Principal Risks:  You can lose money by investing in the Fund.  There is no guarantee that the Fund will meet its investment objective.  Principal risks of investing in the Fund are:

Call Risk.  When interest rates fall, a callable bond issuer may “call” or repay the security before its stated maturity, and the Fund’s income may decline if it has to reinvest the proceeds at lower interest rates.

Credit Risk.  An issuer may become unable or unwilling to pay interest or principal when due.  The prices of debt securities are affected by the issuer’s credit quality and, for insured securities, the quality of the insurer.  A municipal issuer’s ability to pay interest and principal may be adversely affected by factors such as economic, political, regulatory, or legal developments; a credit rating downgrade; or other adverse news.  Revenue bonds are subject to the risk that the revenues underpinning the bonds may decline or be insufficient to satisfy the bonds’ obligations.

Derivatives Risk.  Inverse floaters, interest rate swaps, futures, and options on futures involve risks, such as possible default by a counterparty to a swap agreement, potential losses if interest rates do not move as expected, and the potential for greater losses than if these techniques had not been used.  There may not be a liquid secondary market for a derivative contract.  Investments in derivatives may cause leverage increase the volatility of the Fund’s share price, expose it to significant costs and magnify potential losses.  Derivatives may be difficult to sell, unwind or value.

High Yield Securities Risk.  High yield debt securities (commonly known as “junk bonds”), have greater credit risk than higher quality debt securities because their issuers may not be as financially strong.  High yield securities are inherently speculative due to the risk associated with the issuer’s ability to make principal and interest payments.  During times of economic stress, high yield securities issuers may be unable to access credit to refinance their bonds or meet their credit obligations.

Interest Rate Risk.  In general, when interest rates rise, the market values of municipal securities decline, and when interest rates decline, the market values of municipal securities increase.  Interest rates across the U.S. economy have recently increased and may continue to increase, thereby heightening the Fund’s exposure to the risks associated with rising interest rates.  Securities with longer maturities and durations are generally more sensitive to interest rate changes.  The Fund typically purchases securities with intermediate term maturities and durations and, therefore, has a higher degree of interest rate risk than a Fund that invests in short-term bonds.  If interest rates decline, the Fund’s yield may decline and the rates paid on floating rate and variable rate securities will generally decline.

Liquidity Risk.  Certain investments, such as municipal securities and derivatives, may be difficult or impossible to sell at a favorable time or price, when, for example, the Fund requires liquidity to make redemptions.  Market developments may cause the Fund’s investments to become less liquid and subject to erratic price movements.  High yield securities tend to be less liquid.

Market Risk.  The prices of municipal securities may decline in response to certain events, such as general economic and market conditions, adverse political or regulatory developments, and interest rate fluctuations.  Adverse market events may lead to increased redemptions, which could cause the Fund to experience a loss or difficulty in selling securities to meet redemptions.

Municipal Securities Risk.  Investments in municipal securities may be negatively affected by political, legal or judicial developments and by economic conditions that threaten the ability of municipalities to collect taxes or revenue.

Security Selection Risk.  Securities selected by a portfolio manager may perform differently than the overall market or may not meet expectations.

Tax Risk.  The Fund may invest in securities that pay taxable interest and/or pay interest that is a Tax Preference Item or effect transactions that produce taxable capital gains.  Interest on municipal securities may also become subject to income tax due to an adverse legal change or other events.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance:  The following bar chart and table provide some indication of the risks of investing in the Fund.  The bar chart shows changes in the Fund’s performance from year to year for Class A shares.  The table shows  how the Fund’s average annual returns for 1, 5, and 10 years compare to those of a broad measure of market performance.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Prior to January 31, 2018, Green Square did not serve as a subadviser to the Fund.  Updated performance information is available at www.firstinvestorsfunds.com or by calling 1(800)423-4026.

Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

Total Annual Returns For Calendar Years Ended December 31
During the periods shown, the highest quarterly return was 6.19% (for the quarter ended September 30, 2009) and the lowest quarterly return was -5.01% (for the quarter ended December 31, 2010).

Average Annual Total Returns For Periods Ended December 31, 2018
	1 Year	5 Years	10 Years	Life of Class (If less than 10 yrs)
Class A Shares
(Return Before Taxes)	-3.87%	2.05%	3.49%	--
(Return After Taxes on Distributions)	-3.87%	2.05%	3.49%	--
(Return After Taxes on Distributions and Sale of Fund Shares)	-0.91%	2.31%	3.56%	--
Class B Shares (Return Before Taxes)	-4.54%	1.77%	3.30%	--
Advisor Class Shares (Return Before Taxes) (Inception Date: 5/1/13)	0.49%	3.20%	--	1.89%
Institutional Class Shares (Return Before Taxes) (Inception Date: 5/1/13)	0.52%	3.07%	--	1.84%
Bloomberg Barclays 1-15 Yr. Municipal Index (reflects no deduction for fees, expenses or taxes)*	1.58%	3.00%	3.89%	2.22%
BofAML Municipal Securities Master Index (reflects no deduction for fees, expenses or taxes)	1.04%	3.90%	5.12%	2.68%
* The Fund changed its broad-based securities index to the Bloomberg Barclays 1-15 Yr. Municipal Index as of January 31, 2019.  The Fund elected to use the new index because it more closely reflects the Fund’s investment strategies.

The after-tax returns are shown only for Class A shares and are calculated using the highest individual federal marginal income tax rates, do not reflect the impact of state and local taxes and will vary for other share classes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Investment Adviser:  Foresters Investment Management Company, Inc. (“FIMCO”) is the Fund’s investment adviser and Green Square serves as the subadviser to a portion of the Fund.

Portfolio Managers:  The Fund assets managed by FIMCO are managed primarily by Clark D. Wagner, Chief Investment Officer of FIMCO, who has served as Portfolio Manager or Co-Portfolio Manager of the Fund since 1991, and Patrick Tucci, CFA, who has served as Co-Portfolio Manager of the Fund since 2016.  The portion of the Fund managed by Green Square is managed primarily by Timothy Pynchon, CFA, who serves as Portfolio Manager of the Fund.  Joseph Gulli serves as Associate Portfolio Manager of the Fund. Mr. Pynchon and Mr. Gulli have managed Green Square’s portion of the Fund since 2018.

Purchase and Sale of Fund Shares:  Class B shares of the Funds are closed to new accounts and new investments (excluding reinvestment of dividends, exchanges and other limited transactions).  You may purchase or redeem shares of the Fund on any business day by: contacting your financial intermediary in accordance with its policies; writing to the Fund’s transfer agent at Foresters Investor Services, Inc., Raritan Plaza I, Edison, NJ 08837; or calling the Fund’s transfer agent at 1(800)423-4026.  The minimum initial purchase for Class A shares, Class B shares and Advisor Class shares is $1,000.  The minimum initial purchase for Institutional Class shares is $2,000,000.  The minimum initial purchase is reduced for certain types of accounts and also for accounts that are eligible to be opened under a systematic investment plan.  Subsequent investments can be made in any U.S. dollar amount.

Tax Information:  The Fund intends to distribute dividends that are generally exempt from federal income tax.  However, a portion of the Fund’s distributions may be subject to such tax or be a Tax Preference Item.  In addition, certain distributions may be subject to capital gains tax.

Payments to Broker-Dealers and Other Financial Intermediaries:  The Fund is primarily sold to retail investors through its principal underwriter, Foresters Financial Services, Inc. (“FFS”), which is an affiliate of the Fund’s adviser, and both are subsidiaries of the same holding company.  FFS representatives receive compensation for selling First Investors Funds.  The Fund also may be sold through unaffiliated broker-dealers and other financial intermediaries, which receive compensation for selling First Investors Funds.  These payments may create a conflict of interest by influencing representatives, broker-dealers or other financial intermediaries to recommend First Investors Funds over other funds.  For more information ask your representative or your financial intermediary, see the Fund’s SAI or visit Foresters Financial’s or your financial intermediary’s website.

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